Exhibit 99.1

STONEMOR PARTNERS LP CONFIRMS ITS INTENTION TO PAY INITIAL

QUARTERLY DISTRIBUTION AND WILL HOLD INVESTORS’ CONFERENCE

CALL FOR THIRD QUARTER 2004 FINANCIAL RESULTS

Bristol, Pennsylvania, November 1, 2004 /PRNewswire / —

StoneMor Partners L.P. (Nasdaq: STON) confirmed today that it intends to pay its initial quarterly distribution to its unitholders (both common and subordinated) for the quarter ending December 31, 2004. This distribution will be adjusted to cover the period from September 20, 2004 (the completion date of StoneMor’s initial public offering) to December 31, 2004, and is expected to be declared near the end of January 2005 for payment on or about February 14, 2005.

StoneMor plans to hold an investors’ conference call to review its third quarter results (which will be released before this call) on Monday, November 15, 2004, at 11:00 a.m. Eastern Time. The conference call can be accessed by calling (800) 729-6173. An audio replay of the conference call will be available by calling (800) 633-8284 through 1:00 p.m. Eastern Time on November 29, 2004. The reservation number for the conference call and the audio replay is as follows: Reservation No. 21212892. The audio replay of the conference call will also be archived on StoneMor’s website at http://stonemor.com.

About StoneMor Partners L.P.

StoneMor Partners L.P., headquartered in Bristol, Pennsylvania, is an owner and operator of cemeteries in the United States, with 132 cemeteries in 12 states. StoneMor is the only publicly traded death care company focused almost exclusively on cemeteries and is the only publicly held death care company structured as a partnership. StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need basis (at death), include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, and memorials and all services which provide for the installation of this merchandise.

For additional information about StoneMor Partners L.P., please visit StoneMor’s website, and the Investor Relations section, at http://stonemor.com.

Forward Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding the status and progress of the Company’s operating activities, the plans and objectives of the Company’s management, assumptions regarding the Company’s future performance and plans, and any financial guidance provided, as well as certain information in other filings with the SEC and elsewhere are forward-looking statements within the meaning of Section 27A(i) of the Securities Act of 1933 and Section 21E(i) of the Securities Exchange Act of 1934. The words “believe,” “may,” “will,” “estimate,” “continues,” “anticipate,” “intend,” “project”, “expect”, “anticipate”, “predict” and similar expressions identify these forward-looking statements. These forward-looking statements are made subject to certain risks and uncertainties that could cause actual results to differ materially from those stated, including, but not limited to, the following: uncertainties associated with future revenue and revenue growth; the impact of the Company’s significant leverage on its operating plans; the ability of the Company to service its debt; the Company’s ability to attract, train and retain an adequate number of sales people; uncertainties associated with the volume and timing of pre-need sales of cemetery services and products; variances in death rates; variances in the use of cremation; changes in the political or regulatory environments, including potential changes in tax accounting and trusting policies; the Company’s ability to successfully implement a strategic plan relating to producing operating improvement, strong cash flows and further deleveraging; and various other uncertainties associated with the death care industry and the Company’s operations in particular.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in our registration statement on Form S-1, as amended, filed with the SEC which became effective September 14, 2004.
(No. 333-114354) We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events or otherwise.